                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        July 28, 2000
                                                --------------------------------


                                quepasa.com, inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-25565                                            86-0879433
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employee Identification No.)


400 E. Van Buren, Fourth Floor, Phoenix, Arizona                         85004
------------------------------------------------                      ----------
   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code       (602) 716-0100
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 28, 2000, the Registrant announced that its agreement with Estefan Enterprises, Inc. ("EEI") and Gloria Estefan ("Ms. Estefan") has been renegotiated due to the postponement of Ms. Estefan's 2000 U.S. concert tour. Under the Amendment to the Agreement, which has been attached as Exhibit 10.1 (the "Amendment"), Ms. Estefan will maintain her relationship with the Registrant and continue her support of the Registrant's ongoing community and education initiatives. In addition, under the Amendment, the final $500,000 payment due EEI and the $2,000,000 "put option" held by EEI have been eliminated.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                       Exhibit Number                       Description
                       --------------                       -----------
                           10.1             Amendment to the Agreement between the Registrant and
                                            Estefan Enterprises, Inc. and Gloria Estefan, dated July 28,
                                            2000.

                           20.1             Registrant's News Release dated July 28, 2000



SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     quepasa.com, inc.
                                           -------------------------------------
                                                       (Registrant)

Date:  August 2, 2000

                                           By: /s/ JUAN C. GALAN
                                              ----------------------------------
                                               Juan C. Galan
                                               Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit Number                       Description
--------------                       -----------
    10.1             Amendment to the Agreement between the Registrant and
                     Estefan Enterprises, Inc. and Gloria Estefan, dated July 28,
                     2000.

    20.1             Registrant's News Release dated July 28, 2000